Exhibit 99.4

SERIES 2003-1G MEDALLION TRUST QUARTERLY SERVICERS CERTIFICATE


QUARTERLY SUMMARY DISTRIBUTION DETAILS
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REPORTING DATES
Closing Date                                                                                                 21-Mar-03
Determination Date                                                                                           01-Jun-04
Notice Date                                                                                                  18-Jun-04
Distribution Date                                                                                            21-Jun-04

Start Accrual Period                                                                                         22-Mar-04
End Accrual Period                                                                                           21-Jun-04
No. Of Days in Accrual Period                                                                                       91

Start Collection Period                                                                                      01-Mar-04
End Collection Period                                                                                        31-May-04
No. Of Days in Collection Period                                                                                    92
Distribution Month                                                                                       Yes
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-----------------------------------------------------------------------------------------------------------------------
SECURITIES ON ISSUE                                            NO. OF          INITIAL INVESTED       INITIAL INVESTED
                                                         CERTIFICATES              AMOUNT (US$)            AMOUNT (A$)
   Class A-1 Notes                                             10,000         1,000,000,000.00           1,687,763,713
   Class B Notes                                                  250                      -                25,000,000

   Redraw Bond - series 1                                          -                       -                       -
   Redraw Bond - series 2                                          -                       -                       -

   US$/A$ exchange rate at issue                              0.5925
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INTEREST RATE FOR ACCRUAL PERIOD                                 BANK                 INTEREST                INTEREST
                                                            BILL RATE                   MARGIN                    RATE
                                                            ---------                 --------                --------
   Class A-1 Notes (payable to Currency Swap Provider)        5.4867%                  0.3000%                5.78670%
   Class B Notes                                              5.4867%                  0.6100%                 6.0967%

   Redraw Bond - series 1                                     0.0000%                  0.0000%                 0.0000%
   Redraw Bond - series 2                                     0.0000%                  0.0000%                 0.0000%

BBSW Interest & Unpaid Interest Rate for Accrual Period       5.4867%
Facilities BBSW                                               5.4867%
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS PAYABLE ON DISTRIBUTION DATE                                           PER CERT.               AGGREGATE
                                                                                     ---------          --------------
Total Interest Amount:

   Class A-1 Notes                                                                    1,684.13           16,841,300.00
   Class B Notes                                                                      1,498.41              374,602.50
   Redraw Bond - series 1                                                                  -                       -
   Redraw Bond - series 2                                                                  -                       -

Principal:

   Class A-1 Notes                                                                    9,663.11           96,631,054.85
   Class B Notes                                                                        361.55               90,387.50
   Redraw Bond - series 1                                                                  -                       -
   Redraw Bond - series 2                                                                  -                       -

Total:

   Class A-1 Notes                                                                   11,347.24          113,472,354.85
   Class B Notes                                                                      1,859.96              464,990.00
   Redraw Bond - series 1                                                                  -                       -
   Redraw Bond - series 2                                                                  -                       -

   Total                                                                             13,207.20          113,937,344.85
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POOL FACTORS                                                                              LAST                 CURRENT
                                                                                  DISTRIBUTION            DISTRIBUTION
                                                                                          DATE                    DATE
                                                                                  ------------            ------------
   Class A-1 Notes                                                                  0.69164750              0.63439360
   Class B Notes                                                                    0.98579860              0.98218310

   Redraw Bond - series 1                                                                  -                       -
   Redraw Bond - series 2                                                                  -                       -
-----------------------------------------------------------------------------------------------------------------------


QUARTERLY CASHFLOW WORKING SHEET
                                                                               PER CERTIFICATE               AGGREGATE
                                                                                             $                       $

  Finance Charge Collections                                                                                        19,021,578.62
  Finance Charge Collections - Repurchases                                                                                  --
  Finance Charge Damages                                                                                                    --
  Income due to Seller                                                                                                      --
  Other Income                                                                                                       1,366,288.37
Preliminary Income Amount                                                                                           20,387,866.99

  Taxes                                                                                                                    100.00
  Trustee Fee                                                                                                           28,286.03
  Security Trustee Fee                                                                                                      --
  Manager Fee                                                                                                           89,153.76
  Servicing Fee                                                                                                        742,948.01
  Liquidity Commitment Fee                                                                                               4,375.84
  Redraw Commitment Fee                                                                                                  3,739.73
  Support Facility Payments                                                                                            210,740.76
  Support Facility Receipts                                                                                                 --
  Expenses                                                                                                              92,480.21
  Previous Unpaid Facility Int Chg  - Liquidity                                                                             --
  Liquidity Interest Charge + Previous Unpaid                                                                            6,359.87
  Previous Unpaid Facility Int Chg  - Redraw Facility                                                                       --
  Redraw Interest Charge + Previous Unpaid                                                                                  --
  Repayment of Liquidity Facility                                                                                      448,555.64
  Total Interest Amount  - Class A-1 Notes                                                                          16,841,300.00
                         - Class B Notes                                                                               374,602.50
                         - Redraw Bonds - series 1                                                                          --
                         - Redraw Bonds - series 2                                                                          --
REQUIRED INCOME AMOUNT                                                                                              18,842,642.35

Gross Income Shortfall                                                                                                      --
Liquidity Facility Draw                                                                                                     --
Net Income Shortfall                                                                                                        --
Unreimbursed Principal Draws                                                                                                --
Principal Draw                                                                                                              --
Principal Draw Reimbursement                                                                                                --
Principal Chargeoff Unreimbursement                                                                                         --
Principal Chargeoff                                                                                                         --
Total Principal Chargeoff Reimbursement Due                                                                                 --

PAYMENT ALLOCATION CASCADE

  Preliminary Income Amount                                                                                         20,387,866.99
  Liquidity Facility Draw                                                                                                   --
Principal Draw                                                                                                              --
Available Income Amount                                                                                             20,387,866.99

                                                                                                                   QUARTER TO DATE
                                                                  DUE                AVAILABLE             ALLOCATION/DISTRIBUTION

  Taxes                                                        100.00            20,387,866.99                             100.00
  Trustee Fee                                               28,286.03            20,387,766.99                          28,286.03
  Security Trustee Fee                                           --              20,359,480.96                               --
  Manager Fee                                               89,153.76            20,359,480.96                          89,153.76
  Servicing Fee                                            742,948.01            20,270,327.20                         742,948.01
  Liquidity Commitment Fee                                   4,375.84            19,527,379.19                           4,375.84
  Redraw Commitment Fee                                      3,739.73            19,523,003.35                           3,739.73
  Support Facility Payments                                210,740.76            19,519,263.62                         210,740.76
  Support Facility Receipts                                      --              19,308,522.86                               --
  Expenses                                                  92,480.21            19,308,522.86                          92,480.21
  Liquidity Interest Charge                                  6,359.87            19,216,042.65                           6,359.87
  Repayment of Liquidity Facility                          448,555.64            19,209,682.78                         448,555.64
----------------------------------------------------|
  Interest Amount Payable - Redraw Facility         |            --              18,761,127.14                               --
                          - Class A-1 Notes         |    16,841,300.00           18,761,127.14                      16,841,300.00
                          - Redraw Bonds - series 1 |            --               1,919,827.14                               --
                          - Redraw Bonds - series 2 |            --               1,919,827.14                               --
----------------------------------------------------|
                          - Class B Notes                  374,602.50             1,919,827.14                         374,602.50
Principal Draw Reimbursement                                     --               1,545,224.64                               --
Total Principal Chargeoff Reimbursement                          --               1,545,224.64                               --
Arranging Fee                                              678,985.35             1,545,224.64                         678,985.35
Excess Distribution                                                                                                    866,239.29

Unpaid Facility Int Chg  - Liquidity                                                                                         --
                         - Redraw                                                                                            --
Unpaid Security Interest Amount - Class A-1 Notes                                                                            --
                                - Class B Notes                                                                              --
                                - Redraw Bonds - series 1                                                                    --
                                - Redraw Bonds - series 2                                                                    --

FACILITIES OUTSTANDING

Liquidity Commitment Facility Limit                                                                                 18,000,000.00
Beginning Liquidity Commitment Facility                                                                             15,149,449.08
Previous Liquidity Facility Draw                                                                                       448,555.64
Repayment of Liquidity Facility                                                                                        448,555.64
Liquidity Facility Draw                                                                                                      --
Ending Liquidity Commitment Facility                                                                                15,598,004.72

Redraw Commitment Facility Limit                                                                                    20,000,000.00
Beginning Redraw Commitment Facility                                                                                20,000,000.00
Previous Redraw Facility Draw                                                                                                --
Previous Redraw Facility Draw - Chargeoffs                                                                                   --
Repayment of Redraw Facility                                                                                                 --
Repayment of Unreimbursed Chargeoffs                                                                                         --
Redraw Facility Draw - Unreimbursed Chargeoffs                                                                               --
Redraw Facility Available to Draw                                                                                   20,000,000.00
Redraw Facility Draw                                                                                                         --
Ending Redraw  Commitment Facility                                                                                  20,000,000.00


INTEREST AND PRINCIPAL DISTRIBUTION WORKSHEET

                                                                                PER CERTIFICATE               AGGREGATE
INTEREST AMOUNT                                                                              $                       $

CLASS A-1 NOTES
Unpaid Security Interest Amount (after last Distribution Date)                                                  --
Interest on  Unpaid Security Interest Amount                                            --                      --
Security  Interest Amount                                                            1,684.13           16,841,300.00
Total Interest Amount                                                                                   16,841,300.00

Unpaid Security Interest Amount (after last Distribution Date)                                                  --
Interest on  Unpaid Security Interest Amount                                                                    --
Security  Interest Amount                                                                               16,841,300.00
Interest Amount Payable                                                              1,684.13           16,841,300.00
Unpaid Security Interest Amount                                                                                 --


CLASS B NOTES
Unpaid Security Interest Amount (after last Distribution Date)                                                  --
Interest on  Unpaid Security Interest Amount                                            --                      --
Security  Interest Amount                                                            1,498.41              374,602.50
Total Interest Amount                                                                                      374,602.50

Unpaid Security Interest Amount (after last Distribution Date)                                                  --
Interest on  Unpaid Security Interest Amount                                                                    --
Security  Interest Amount                                                                                  374,602.50
Interest Amount Payable                                                              1,498.41              374,602.50
Unpaid Security Interest Amount                                                                                 --

REDRAW BONDS - SERIES 1
Unpaid Security Interest Amount (after last Distribution Date)                                                  --
Interest on  Unpaid Security Interest Amount                                            --                      --
Security  Interest Amount                                                               --                      --
Total Interest Amount                                                                                           --

Unpaid Security Interest Amount (after last Distribution Date)                                                  --
Interest on  Unpaid Security Interest Amount                                                                    --
Security  Interest Amount                                                                                       --
Interest Amount Payable                                                                 --                      --
Unpaid Security Interest Amount                                                                                 --

REDRAW BONDS - SERIES 2
Unpaid Security Interest Amount (after last Distribution Date)                                                  --
Interest on  Unpaid Security Interest Amount                                            --                      --
Security  Interest Amount                                                               --                      --
Total Interest Amount                                                                                           --

Unpaid Security Interest Amount (after last Distribution Date)                                                  --
Interest on  Unpaid Security Interest Amount                                                                    --
Security  Interest Amount                                                                                       --
Interest Amount Payable                                                                 --                      --
Unpaid Security Interest Amount                                                                                 --

PRINCIPAL AMOUNT
Principal Collections                                                                                  106,004,059.42
Principal Collections - Repurchases                                                                             --
  less Repayment Of Redraw Facility                                                                             --
  less Total Customer Redraw                                                                            (9,282,615.43)
less Principal Draw
  plus Redraw Facility Draw                                                                                     --
  plus Redraw Bonds Issue this month                                                                            --
  Aggregate Principal Damages from Seller & Servicer                                                            --
Principal Draw Reimbursement
  Principal Chargeoff Reimbursement  - Class B Notes                                                            --
                                     - Class A-1 Notes                                                          --
                                     - Redraw Bonds - Series 1                                                  --
                                     - Redraw Bonds - Series 2                                                  --
                                     - Redraw Facility                                                          --
  Principal rounding b/f                                                                                         0.25

  Scheduled Principal Amount                                                     4,370,002.78
  Unscheduled Principal Amount - Partial Prepayment                             69,190,277.18
  Unscheduled Principal Amount - Partial Prepayment less redraws                59,907,661.75
  Unscheduled Principal Amount - Full Prepayment                                32,443,779.21
  Unscheduled Principal Amount - less redraws + C/O Reim                        92,351,440.96


Total Available Principal Amount for Redraw Bonds                                                       96,721,443.99

Principal Distribution - Redraw Bonds - Series 1                                        --                      --
Principal Distribution - Redraw Bonds - Series 2                                        --                      --

 Principal rounding b/f                                                                                          0.25
Total Unscheduled Principal Amount                                                                      92,351,440.96
Total Scheduled Principal Amount                                                                         4,370,002.78
Total Available Principal Amount for Notes                                                              96,721,443.99


                                  Page 3 of 5


PRINCIPAL ALLOCATION
Class A Percentage via Stepdown                                                                                  100%
Class A1 Principal Payment                                                           9,663.11           96,631,054.85
Class B Principal Payment                                                              361.55               90,387.50

Principal rounding c/f                                                                                           1.64

Outstanding Principal - beginning period                                                             1,191,982,517.49
less Principal Repayment                                                                              (106,004,059.42)
plus Total Customer Redraw                                                                               9,282,615.43
less Principal Losses                                                                                           --
Outstanding Principal - Closing period                                                               1,095,261,073.50

PRINCIPAL LOSSES
Principal Losses                                                                                                --
  Principal Draw Amount - Pool Mortgage Insurance Policy                                                        --
  Principal Draw Amount - Individual Mortgage Insurance Policy                                                  --
Net Principal Losses                                                                                            --
Principal Chargeoff  - Class B Notes                                                                            --
                     - Class A-1 Notes                                                                          --
                     - Redraw Bonds Series 1                                                                    --
                     - Redraw Bonds Series 2                                                                    --
                     - Redraw Facility                                                                          --

CLASS A-1 NOTES
Beginning Unreimbursed Principal Chargeoffs                                                                     --
Principal Chargeoff                                                                                             --
Principal Chargeoff Reimbursement                                                                               --
Ending Unreimbursed Principal Chargeoffs                                                                        --


CLASS B NOTES
Beginning Unreimbursed Principal Chargeoffs                                                                     --
Principal Chargeoff                                                                                             --
Principal Chargeoff Reimbursement                                                                               --
Ending Unreimbursed Principal Chargeoffs                                                                        --

REDRAW BONDS - SERIES 1
Beginning Unreimbursed Principal Chargeoffs                                                                     --
Principal Chargeoff                                                                                             --
Principal Chargeoff Reimbursement                                                                               --
Ending Unreimbursed Principal Chargeoffs                                                                        --

REDRAW BONDS - SERIES 2
Beginning Unreimbursed Principal Chargeoffs                                                                     --
Principal Chargeoff                                                                                             --
Principal Chargeoff Reimbursement                                                                               --
Ending Unreimbursed Principal Chargeoffs                                                                        --

REDRAW FACILITY
Beginning Unreimbursed Principal Chargeoffs                                                                     --
Principal Chargeoff                                                                                             --
Principal Chargeoff Reimbursement                                                                               --
Ending Unreimbursed Principal Chargeoffs                                                                        --


INVESTORS BALANCE OUTSTANDING WORKSHEET                                             AGGREGATE               AGGREGATE
                                                                                           US$                      A$

CLASS A-1 NOTES
Initial Invested Amount                                                      1,000,000,000.00        1,687,763,713.08
  previous Principal Distribution                                              308,352,500.00          520,426,160.34
  Principal Distribution for current period                                     57,253,900.00           96,631,054.85
Total Principal Distribution to date                                           365,606,400.00          617,057,215.19
Beginning Invested Amount                                                      691,647,500.00        1,167,337,552.74
Ending Invested Amount                                                         634,393,600.00        1,070,706,497.89
Unreimbursed Principal Chargeoffs                                                       --                      --
Beginning Stated Amount                                                        691,647,500.00        1,167,337,552.74
Ending Stated Amount                                                           634,393,600.00        1,070,706,497.89


CLASS B NOTES
Initial Invested Amount                                                                                25,000,000.00
  previous Principal Distribution                                                                         355,035.00
  Principal Distribution for current period                                                                90,387.50
Total Principal Distribution to date                                                                      445,422.50
Beginning Invested Amount                                                                              24,644,965.00
Ending Invested Amount                                                                                 24,554,577.50
Unreimbursed Principal Chargeoffs                                                                              --
Beginning Stated Amount                                                                                24,644,965.00
Ending Stated Amount                                                                                   24,554,577.50


                                  Page 4 of 5


REDRAW BONDS - SERIES 1
Previous Initial Invested Amount                                                                                --
Initial Invested Amount                                                                                         --
  Principal Distribution (after last Distribution Date)                                                         --
  Principal Distribution for current period                                                                     --
Total Principal Distribution to date                                                                            --
Beginning Invested Amount                                                                                       --
Ending Invested Amount                                                                                          --
Unreimbursed Principal Chargeoffs                                                                               --
Beginning Stated Amount                                                                                         --
Ending Stated Amount                                                                                            --

REDRAW BONDS - SERIES 2
Previous Initial Invested Amount                                                                                --
Initial Invested Amount                                                                                         --
  Principal Distribution (after last Distribution Date)                                                         --
  Principal Distribution for current period                                                                     --
Total Principal Distribution to date                                                                            --
Beginning Invested Amount                                                                                       --
Ending Invested Amount                                                                                          --
Unreimbursed Principal Chargeoffs                                                                               --
Beginning Stated Amount                                                                                         --
Ending Stated Amount                                                                                            --

                    FORM 8-K REQUIRED COLLATERAL INFORMATION

                         SERIES 2003-1G MEDALLION TRUST

      Series 2003-1G Medallion Trust Data as at opening of business on the preceding determination date of June 1, 2004



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OUTSTANDING MORTGAGE BALANCE (AUD)
                                                        AMOUNT      WAC
                                                   ------------    -----

        - Variable Rate Housing Loans              $746,411,587    6.75%
        - Fixed 1 Year                             $212,538,113    6.19%
        - Fixed 2 Year                              $72,088,261    6.58%
        - Fixed 3 Year                              $37,947,950    6.82%
        - Fixed 4 Year                              $22,407,921    6.54%
        - Fixed 5 Year                               $4,442,712    7.01%

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        TOTAL POOL                               $1,095,836,544    6.63%




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DELINQUENCY INFORMATION
                                                       AUD AMOUNT OF
                            NO OF LOANS   %OF POOL             LOANS  % OF POOL
                            -----------   --------  ----------------  ---------

      31-60 days                     16      0.19%    $2,296,074.95     0.21%
      61-90 days                      5      0.06%      $600,529.10     0.05%
      90+ days                        4      0.05%      $485,101.71     0.04%

MORTGAGEE IN POSSESSION               0      0.00%            $0.00     0.00%
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